                SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
                        SENIOR REVOLVING CREDIT AGREEMENT


         This SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of May 16, 2005, by and among ENESCO GROUP, INC., an Illinois corporation (the "Borrower"), the Borrowing Subsidiaries that may from time to time become a party to the Second Amended and Restated Senior Revolving Credit Agreement, the Lenders, and FLEET NATIONAL BANK, a national banking association, as Agent.

                                    RECITALS

         The Borrower, the Borrowing Subsidiaries, the Lenders and the Agent are parties to a certain Second Amended and Restated Senior Revolving Credit Agreement dated as of June 16, 2003, as amended by a First Amendment dated as of March 5, 2004; a Second Amendment dated as of August 10, 2004; a Third Amendment dated as of November 2, 2004; a Fourth Amendment dated as of November 22, 2004; a Fifth Amendment dated as of January 28, 2005, as amended by a letter agreement dated as of February 7, 2005; and a Sixth Amendment dated as of March 29, 2005 (as the same may be further amended or restated from time to time, collectively, the "Credit Agreement"), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit facilities available to the Borrower and the Borrowing Subsidiaries including those evidenced by the Notes executed and delivered pursuant to the Credit Agreement. The parties hereto have agreed to further modify the Credit Agreement as set forth herein. All capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Upon satisfaction in full, on or prior to May 20, 2005 (i.e. not later than midnight, New York time, on May 20, 2005), of the conditions precedent set forth in Section 2 below, Section 2.24 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  2.24 Usage Fee and Extension Fees. In addition to the Facility Fee, Commitment Fee, and all other amounts payable hereunder, the Borrower shall pay to the Agent for the account of each Lender, (a) on the first Business Day in each month, commencing on February 1, 2005 and continuing until the Facility Termination Date, a fee in the amount of 0.10% (10 basis points) of the highest amount of Loans that were outstanding on any day in the immediately preceding month, (b) on May 16, 2005, a fee in the amount of $500,000, (c) on June 16, 2005, a fee in the amount of $200,000, (d) on June 30, 2005, a fee in the amount of $700,000, and (e) on the date that the Obligations are paid in full and the Commitment hereunder is terminated, a fee in the amount of $1,750,000, provided that, (i) the fee payable under clause (c) of this paragraph will be waived by the Lenders if, prior to June 16, 2005 (i.e. not later than midnight, New York time, on June 15, 2005), the Obligations are paid in full and all Letters of Credit and Bankers Acceptances expire, are returned to the Agent for cancellation or are secured


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                                       -2-



         with cash collateral in a manner satisfactory to the Agent (except that such return and such cash collateral will not be required if the Obligations are paid in full with the proceeds of a refinancing as to which Fleet National Bank is one of the parties that may issue letters of credit thereunder) and the Commitment hereunder is terminated, (ii) the fee payable under clause (d) of this paragraph will be waived by the Lenders if, prior to June 30, 2005 (i.e. not later than midnight, New York time, on June 29, 2005), the Obligations are paid in full and all Letters of Credit and Bankers Acceptances expire, are returned to the Agent for cancellation or are secured with cash collateral in a manner satisfactory to the Agent (except that such return and such cash collateral will not be required if the Obligations are paid in full with the proceeds of a refinancing as to which Fleet National Bank is one of the parties that may issue letters of credit thereunder) and the Commitment hereunder is terminated, and (iii) the fee payable under clause (e) of this paragraph will be waived by the Lenders if, prior to the Facility Termination Date, all Letters of Credit and Bankers Acceptances expire, are returned to the Agent for cancellation or are secured with cash collateral in a manner satisfactory to the Agent (except that such return and such cash collateral will not be required if the Obligations are paid in full with the proceeds of a refinancing as to which Fleet National Bank is one of the parties that may issue letters of credit thereunder) and the Commitment hereunder is terminated and the Obligations are paid in full in cash with the proceeds from a refinancing provided by lenders that include the Agent or an affiliate of the Agent, it being understood that nothing herein is intended to or shall constitute a commitment by the Agent or any affiliate of the Agent to provide any such financing and that any such subsequent financing by the Agent or any affiliate of the Agent shall be provided solely in the sole and absolute discretion of the Agent or such affiliate of the Agent or in accordance with any binding commitment letter that may (but need not) be hereafter issued by the Agent or any such affiliate of the Agent.

         2. The amendment set forth in Section 1 hereof shall become effective as of the date that the following conditions shall have been satisfied (the date that such amendments take effect being the "Amendment Effective Date"), provided, however, that the amendments set forth in Section 1 hereof shall not take effect unless such conditions have been satisfied on or before May 20, 2005 (i.e. not later than midnight, New York time, on May 20, 2005).

         (a) The Lenders shall have executed this Amendment and shall have received a copy of this Amendment duly executed by the Borrower, the Borrowing Subsidiaries and the Guarantors.

         (b) The Borrower shall have paid to the Agent the $500,000 fee payable pursuant to clause (b) of Section 2.24 of the Credit Agreement (as amended hereby).

         (c) The Borrower shall have paid to counsel for the Agent the amount of reasonable fees and disbursements owed to such counsel in connection with the Credit Agreement, this Agreement and matters related hereto and thereto.



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                                       -3-



         3. Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.

         4. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement.

         5. It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair performance of the obligations of the Borrower under the Credit Agreement.

         6. Regardless of whether the conditions in Section 2 hereof are satisfied and whether or not the amendments in Section 1 take effect, the Borrower hereby confirms and ratifies the Obligations incurred by it and the Borrowing Subsidiaries under the Credit Agreement and the other Loan Documents, and acknowledges that, as of the date hereof, the Borrower has no defense, offset, counterclaim, or right of recoupment against the Agent or any Lender with respect to any of such Obligations or any other matter.

         7. This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to it conflict of laws or choice of law principles).

         8. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Agreement by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower, each of the Borrowing Subsidiaries, the Guarantors, the Agent and the each of the Lenders.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


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                                      -4-



         IN WITNESS WHEREOF, the foregoing has been executed as an instrument under seal as of the date first above written.

                                           ENESCO GROUP, INC.


                                           By: /s/ Cynthia Passmore-McLaughlin
                                              ----------------------------------
                                           Name:  Cynthia Passmore-McLaughlin
                                           Title: President & CEO


                                           By: /s/ Paula E. Manley
                                              ----------------------------------
                                           Name:  Paula E. Manley
                                           Title:  Chief Financial Officer


                                           FLEET NATIONAL BANK


                                           By:  /s/ C. Christopher Smith
                                              ----------------------------------
                                           Name:  C. Christopher Smith
                                           Title: Senior Vice President


                                           LASALLE BANK NATIONAL ASSOCIATION


                                           By: /s/ Steven M. Cohen
                                              ----------------------------------
                                           Name:  Steven M. Cohen
                                           Title: Senior Vice President


Acknowledged and agreed to:
Guarantor                                  ENESCO INTERNATIONAL LTD.


                                           By: /s/ Charles E. Sanders
                                              ----------------------------------
                                           Name:  Charles E. Sanders
                                           Title: Treasurer


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                                      -5-



Acknowledged and agreed to:
(Borrowing Subsidiaries)
                                           ENESCO INTERNATIONAL (H.K.) LIMITED


                                           By: /s/ Charles E. Sanders
                                              ----------------------------------
                                           Name:  Charles E. Sanders
                                           Title: Treasurer


                                           GREGG MANUFACTURING, INC.


                                           By: /s/ Charles E. Sanders
                                              ----------------------------------
                                           Name:  Charles E. Sanders
                                           Title: Treasurer & CFO